UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12

SELECTIS HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

SELECTIS HEALTH, INC.

8480 E. Orchard Road, Suite 4900

Greenwood Village, Colorado. 80111

PROXY STATEMENT

For Annual Meeting of Stockholders

To Be Held December 7, 2022

Solicitation of Proxies:

This Proxy Statement is furnished in connection with solicitation of Proxies on behalf of the Board of Directors of Selectis Health, Inc. (the “Company”) to be voted at the annual meeting of stockholders (the “Meeting”) to be held on Wednesday, December 7, 2022 beginning at 10:00 A.M., Mountain Time.

Due to the COVID-19 pandemic, we will conduct the annual meeting exclusively on the Internet through a portal at: www.virtualshareholdermeeting.com/GBCS2022. The Internet portal will be interactive and live. You will not be able to attend the annual meeting by Internet or in any other manner.

At the Meeting, the stockholders will be asked to consider and vote upon:

(i)	a proposal to elect one (1)) nominee as a Class I Director of the Company;

(ii)	to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2022;

(iii)	and any other business as may properly come before the Meeting or any adjournment thereof (collectively, the “Proposals”).

The Board of Directors unanimously recommends that the stockholders vote FOR all nominees as directors and IN FAVOR of all Proposals.

In the event the Annual Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting. At the adjourned meeting, any business may be transacted which might have been transacted at the original Annual Meeting.

ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE EMAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

This Statement will not be mailed to our Stockholders eligible to vote at the Annual Meeting and may be accessed together with all Proxy Materials by (1) request to www.ProxyVote.com. (2) call 1-800-579-1639 or (3) request by email to sendmaterial@proxyvote.com. Proxy Materials will be provided without charge.

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IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

DECEMBER 7, 2022

Proxy materials for our 2022 Annual Meeting of Shareholders are available on the Internet. The Notice of the 2022 Annual Meeting of Shareholders, Proxy Statement, Proxy Card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (“Proxy Materials”) can be accessed by (1) visiting www.ProxyVote.com (2) call 1-800-579-1639 or (3) email request to sendmaterial@proxyvote.com.

On this site, you will be able to access these Proxy Materials and any amendments or supplements to these Proxy materials that are required to be furnished to stockholders. Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the United States Securities and Exchange Commission (“SEC”).

In accordance with SEC rules, our shareholders of record at the close of business on October 11, 2022 (“Record Date”) were mailed a Notice of Internet Availability of Proxy Materials (“Notice”) on or about October 21, 2022. The Notice contains instructions on how to access our Proxy Materials and vote online. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in the Notice. If you do not request a paper or email copy of the Proxy Materials, they will not be provided and you must access the Proxy Materials on our website.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

ALTERNATIVE VOTING PROCEDURES

In addition to voting by Internet at the time of our Annual Meeting and mailing the attached Proxy Card to the Company, stockholders will also be able to vote by using the internet or by telephone.

To vote by Internet, log onto www.proxyvote.com/selectis and follow steps outlined on the secure website.

To vote by telephone, call toll free 1-800-690-6903 and follow instructions provided by the recorded message.

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GENERAL MATTERS

Why did I receive these proxy materials?

You received these proxy materials from us in connection with the solicitation of proxies by our Board to be voted at the annual meeting because you owned shares of our common stock as of October 11, 2022. We refer to this date as the record date.

This proxy statement contains important information for you to consider when deciding how to vote your shares at the annual meeting. Please read this proxy statement carefully.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters outlined in the notice of meeting on the cover of this proxy statement, including;

(iv)	a proposal to elect one (1) nominee as a Class I Director of the Company;

(v)	to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2022;

(vi)	and any other business as may properly come before the Meeting or any adjournment thereof (collectively, the “Proposals”).

The stockholders of the Company have no appraisal rights in connection with any of the proposals described herein.

How many votes must be present to hold the annual meeting?

A quorum must be present at the annual meeting for any business to be conducted. A quorum is the presence at the annual meeting, by internet connection or by proxy, of the holders of at least one-third of the shares of common stock issued and outstanding on the record date. As of the record date, there were 3,067,059 shares of our common stock outstanding and entitled to vote at the annual meeting. Consequently, the presence at the annual meeting, by internet connection or by proxy, of the holders of at least 1,022,353 shares of common stock is required to establish a quorum for the annual meeting. Proxies that are voted “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” “FOR ALL EXCEPT,” “FOR” or “AGAINST” on a matter are treated as being present at the annual meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the annual meeting with respect to such matter.

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Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Additionally, shares held by a broker, bank or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. The effect of abstentions and broker non-votes on each proposal is set forth in more detail under “What vote is required to approve each proposal discussed in this proxy statement, and how are my votes counted?”

What is a proxy?

A proxy is your legal designation of another person to vote the shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has appointed Lance Baller, referred to as the proxy holder, to serve as proxy for the annual meeting.

Who is participating in this proxy solicitation, and who will pay for its cost?

We will bear the entire cost of soliciting proxies. In addition to this solicitation, our directors, officers and other employees may solicit proxies by use of telephone, facsimile, electronic means, by Internet or otherwise. These persons will not receive any additional compensation for assisting in the solicitation, but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We will also reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock.

Could other matters be decided at the annual meeting?

When this proxy statement was filed as a Definitive Proxy Statement, we did not know of any matters to be raised at the annual meeting other than those referred to in this proxy statement. For any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

If your shares are registered directly in your name with our transfer agent, Equiniti Stock Transfer & Trust Company, you are a stockholder of record of these shares, and you are receiving these proxy materials directly from us. As the stockholder of record, you have the right to mail your proxy directly to us or to vote by Internet at the annual meeting.

Most of our stockholders hold their shares in a stock brokerage account or through a bank or other holder of record rather than directly in their own name. If your shares are held in a brokerage account, by a bank or other holder of record, commonly referred to as being held in “street name,” you are the beneficial owner of these shares and these proxy materials are being forwarded to you by that custodian. See “How do I vote my shares?” below for a discussion of the effect of holding shares of record and as a beneficial stockholder on non-discretionary and discretionary items.

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How many votes do I have?

You are entitled to one vote for each share of common stock that you owned on the record date on all matters considered at the annual meeting.

How do I vote my shares?

Shares held directly in your name as the stockholder of record can be voted at the annual meeting or you can provide a proxy to be voted at the annual meeting by accessing the Proxy Materials on the Internet and printing and signing and dating the proxy card and returning it by email attachment to www.investorvote.com/selectis.

In addition to emailing the completed Proxy Card to www.investorvotecom/selectis, stockholders will also be able to vote by using the internet or by telephone.

To vote by Internet, log onto www.investorvote.com/selectis and follow steps outlined on the secure website.

To vote by telephone, call toll free 1-800-625-VOTE (8683) and follow instructions provided by the recorded message.

If your shares are held in “street name” by your broker or bank, you will receive a proxy card with this proxy statement. Like shares held of record, you may virtually vote your shares held in street name by Internet at the annual meeting or by signing and dating the enclosed proxy card.

As a beneficial owner, you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee. Whether your shares can be voted by such person depends on the type of item being considered for vote:

●	Non-discretionary items. The election of directors is a non-discretionary item (a “Non-Discretionary Item”) and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. Thus, if you hold your shares in street name and you do not instruct your broker or bank how to vote on the Non-Discretionary Items, no votes will be cast on your behalf regarding these proposals.

●	Discretionary items. The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022, is a discretionary item.

Brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal at their discretion.

If you vote by granting a proxy, the proxy holders will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy without giving specific voting instructions, the proxy holders will vote those shares as recommended by our Board.

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Can I change my vote after I return my proxy card?

Yes. Even after you have returned your proxy card, you may revoke your proxy at any time before it is exercised by (i) submitting a written notice of revocation to our legal counsel by email to clneuman@neuman.com, (ii) emailing in a new proxy card bearing a later date or (iii) virtually attending the annual meeting and voting by Internet, which suspends the powers of the proxy holder.

What vote is required to approve each proposal discussed in this proxy statement, and how are my votes counted?

Election of Directors. The affirmative vote of a plurality of the votes of the shares represented at the annual meeting, by Internet or by proxy, and entitled to vote on the election of directors is required for the election of directors. In the vote on the election of four director nominees identified in this proxy statement, you may vote:

●	“FOR ALL” director nominees;

●	“WITHHOLD AUTHORITY FOR ALL” director nominees; or

●	“FOR ALL EXCEPT” either director nominee.

Votes marked “WITHHOLD AUTHORITY FOR ALL” and “FOR ALL EXCEPT” will be counted for purposes of determining the presence or absence of a quorum but have no effect on the outcome of election of directors.

Ratification of Appointment of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the shares represented at the annual meeting, by Internet or by proxy, and entitled to vote on this proposal is required for approval. In the vote to ratify the appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, you may vote:

●	“FOR;”

●	“AGAINST;” or

●	“ABSTAIN.”

Votes marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote “AGAINST” the proposal. However, broker non-votes, which will be counted for purposes of determining the presence or absence of a quorum, will have no legal effect on the outcome of this proposal.

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May I propose actions for consideration at the next annual meeting of stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please see “Submission of Stockholder Proposals and Other Deadlines for the 2023 Annual Meeting of Stockholders” for more details.

What is “householding,” and how does it affect me?

The SEC has implemented rules regarding the delivery of proxy materials to households. This method of delivery, often referred to as householding, permits us to send a single annual report and/or a single proxy statement to any household at which two or more different stockholders reside where we believe the stockholders are members of the same family or otherwise share the same address or where one stockholder has multiple accounts. In each case, the stockholder(s) must consent to the householding process. Under the householding procedure, each stockholder continues to receive a separate notice of any meeting of stockholders and proxy card. Householding reduces the volume of duplicate information our stockholders receive and reduces our expenses. We may institute householding in the future and will notify our registered stockholders who will be affected by householding at that time.

Many brokers, banks and other holders of record have instituted householding. If you or your family has one or more street name accounts under which you beneficially own our common stock, you may have received householding information from your broker, bank or other holder of record in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our 2021 annual report to stockholders or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

Where may I obtain additional information about the Company or about the annual meeting?

We refer you to our annual report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC, on August 26, 2022. The annual report is not part of the proxy solicitation material.

If you would like to receive any additional information, please contact our legal counsel at clneuman@neuman.com.

Record Date and Outstanding Shares:

The Board of Directors has fixed the close of business on October 11, 2022, as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On October 11, 2022 there were outstanding 3,067,059 shares of common stock, $0.05 par value held by stockholders entitled to vote at the meeting.

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Voting Proxies:

A proxy card accompanies this Proxy Statement. All properly executed proxies that are not revoked will be voted at the Meeting, and any postponements or adjournments thereof, in accordance with the instructions contained therein. Proxies containing no instruction regarding the Proposals specified in the form of proxy will be voted for all nominees as directors and in favor of the Proposals. The Meeting may be adjourned and additional proxies solicited, if the vote necessary to approve a Proposal has not been obtained. Any adjournment of the Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether by Internet or by proxy, at the Meeting (regardless of whether those shares constitute a quorum).

A stockholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Meeting by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of the Company stating the proxy is revoked, or by attending the Meeting and voting by Internet. Mere attendance at the Meeting will not revoke a properly executed proxy.

Quorum and Required Vote:

Quorum: The holders of one-third of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Meeting shall constitute a quorum of the transactions of business at the Meeting. Shares of Common Stock present by Internet or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting. Broker non-votes will not be considered present at the meeting for purposes of determining a quorum.

Required Vote: At the Meeting, the holders of Common Stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the Meeting including one vote per share on each of the nominees for director and the Proposals.

Holders of Common Stock have the right to elect one (1)) Class I members of the Board of Directors, as proposed in the “Director Election Proposal.” Every holder of Common Stock on the Record Date shall have the right to vote, by Internet or by proxy, the number of shares of Common Stock owned, for as many persons as there are directors to be elected at that time. Cumulative voting in the election of directors is not permitted. Directors will be elected by a plurality of the votes cast for the election of directors.

Abstentions will have the legal effect of a withheld vote in the election of Directors; abstentions will have the legal effect of a vote against a Proposal on all other matters. Broker non-votes will not be counted as votes either “for” or “against” any matter coming before the Meeting.

Votes by Directors, Officers, and Affiliates: At the Record Date, directors, officers, and affiliates of the Company had the right to vote through proxy, beneficial ownership or otherwise 466,675 shares of Common Stock, or 15.2% of the issued and outstanding Common Stock. The Company has been advised that the directors, officers, and affiliates of the Company intend to vote FOR all nominees for director and IN FAVOR of all other Proposals described in this Proxy Statement. All these directors, officers, and affiliates of the Company will have an interest in the election of directors.

Proxy Solicitation and Expenses:

The costs of filing and printing this Proxy Statement and the materials used in this solicitation will be borne by the Company. Solicitation of Proxies may be made by mail by directors, officers and employees of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile, telegraph, and by directors, officers and regular employees of the Company, without special compensation therefore; except that directors, officers and employees of the Company may be reimbursed for out-of-pocket expenses in connection with any solicitation of proxies. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial holders or owners of Common Stock held of record by such persons, and the Company will reimburse reasonable forwarding expenses upon the request of such record holders.

Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of Proxies from its stockholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses.

YOU SHOULD NOT SEND CERTIFICATES WITH YOUR PROXY CARD.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of our common stock by:

*	each person who beneficially owns more than 5% of the common stock;
*	each of our executive officers;
*	each of our directors and director nominees; and
*	all executive officers and directors as a group.

The table shows the number of shares owned as of October 1, 2022 and the percentage of outstanding common stock owned as of October 1, 2022. Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership. Except as indicated, and subject to community property laws when applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

		Shares Beneficially Owned
Title Of Class	Name & Address of Beneficial Owner	Number		Percent (1)(3)

Common Stock

	Christopher R. Barker 8480 E. Orchard Road, Ste. 4900 Greenwood Village, CO. 80111	80,134		2.61%

	Christine Lucus 8480 E. Orchard Road, Ste. 4900 Greenwood Village, CO. 80111	-		-

	Lance Baller 8480 E. Orchard Rd., Ste. 4900 Greenwood Village, CO 80111	297,682	(2)	9.67%

	Adam Desmond PO Box 2036 Carbondale, CO 81623	30,282		1.0%

	David Furstenberg 8480 E. Orchard Road, Ste. 4900 Greenwood Village, CO	5,910		0.19%

	Andy Sink 3058 Lewis Circle Birmingham, AL. 35223	52,667		1.7%

	Zvi Rhine 895 Mountain Drive Deerfield, Ill. 60015	183,953		6.0%

	All Officers and Directors as a Group (5 persons)	466,675		15.2%

(1)	Shares not outstanding but beneficially owned by virtue of the individuals right to acquire them as of the date of this annual report or within sixty days of such date, are treated as outstanding when determining the percent of the class owned by such individual.
(2)	Includes 161,465 shares owned individually; 56,616 shares which includes warrants exercisable to purchase 10,000 shares of common stock owned by High Speed Aggregate, Inc. of which Mr. Baller is an owner and control person but disclaims beneficial ownership for purposes of Section 16 under the Exchange Act; 72,934 shares owned by Ultimate Investments Corp., Inc. of which Mr. Baller is an owner and control person but disclaims beneficial ownership for purposes of Section 16 under the Exchange Act and 6,667 shares owned by Baller Family Foundation Inc. of which Mr. Baller is a control person but disclaims beneficial ownership for purposes of Section 16 under the Exchange Act.
(3)	Based on 3,067,059 shares issued and outstanding on October 1, 2022

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PROPOSAL NO. 1:

DIRECTOR ELECTION PROPOSAL

Pursuant to the adoption of the Second Amended and Restated Articles of Incorporation in 2021, the Board of Directors were divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Each class consists, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall initially serve until the first annual meeting of stockholders following the effectiveness of the Second Amended and Restated Articles; Class II directors shall initially serve until the second annual meeting of stockholders following the effectiveness of the Second Amended and Restated Articles; and Class III directors shall initially serve until the third annual meeting of stockholders following the effectiveness of the Second Amended and Restated Articles. Commencing with this 2022 Annual Meeting of stockholders only the Class I Director’s term will expire and if approved by the shareholders will be renewed for a three-year term and until the election and qualification of his respective successor in office. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

At our 2021 Annual Meeting of Shareholders, shareholders approved the election of the following Directors:

Class I Directors:	Clifford L. Neuman
Class II Directors:	Adam Desmond
Class III Directors:	Lance Baller and Christopher Barker

Effective July 1, 2022, David Furstenberg was appointed to serve as a Class II Director.

Effective October 17, 2022, Clifford Neuman resigned as a Class I Director.

Effective October 17, 2022, Andy Sink was appointed to serve as a Class I Director.

As a result of the foregoing and in accordance with the requirements of our Second Amended and Restated Articles of Incorporation, Mr. Sink’s term as a director will expire in the current year unless he is reelected to a new three year term.

The individual nominated to hold office provided below is currently a member of the Board of Directors. Unless authority to vote in the election of directors is withheld, it is the intention of the persons named in the proxy to nominate and vote for the individual named in the table below, each of who has consented to serve if elected. In the event that by reason of contingencies not presently known to the Board of Directors, Mr. Sink should become unavailable for election, the proxies will be voted for such substitute as shall be designated by the Company’s Board of Directors. In completing the enclosed proxy card, if a stockholder decides to withhold authority to vote for Mr. Sink, such stockholder should mark the WITHHOLD box and line through such nominee(s) name in Proposal 1 of the proxy card.

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Directors are elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Class I Director Andy Sink is a “non-executive” director, denoting that he is neither an officer nor employee of the Company. There are no family relationships between or among any of the directors of the Company.

Nominees for Election at the Meeting:

Class I

Name	Age	Present Position with the Company

Andy Sink	54	Director

Certain biographical information regarding the director nominee is listed below.

Andy Sink is the Co-Founder and Manager of Own Alabama, LLC (an Alabama based commercial real estate investment fund) and also the Managing Director of the Investment Advisory division and Principal for Colliers International | Alabama. His team provides investment property advisory, investment property brokerage, investment fund structuring and real estate investment management to high net worth families and individuals. His team also provides advisory services to privately held operating companies seeking to enhance enterprise value via various real estate strategies including sale leaseback and private fund structuring. Andy Sink has more than 30 years’ experience in the real estate industry with a broad range of expertise in real estate brokerage and investments. He has been involved in numerous investment transactions and development projects with an aggregate value in excess of $700 million. He has also created and managed six different private equity funds and three different private family investment funds with an aggregate value in excess of $100 Million. Andy earned a Bachelor of Science degree in Commerce and Business Administration with a major in real estate from The University of Alabama. Andy is a former member of the board of directors of Selectis Health, a current board of trustees’ member and Secretary of the Eyesight Foundation of Alabama. He is also a board member of Restoration Academy, an inner-city Christian school based in Fairfield Alabama and a member of the Monday Morning Quarterback Club.

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

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During the last ten (10) years, no director or officer of the Company has:

a.	had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b.	been convicted in a criminal proceeding or subject to a pending criminal proceeding;

c.	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.	been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Certain Relationships with Related Parties

Any transactions between the Company and its officers, directors, principal stockholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company’s independent, outside disinterested directors.

Meetings and Committees of the Board of Directors

The Board’s Role in Risk Oversight

Assessing and managing risk is the responsibility of the management of the Company. However, the Board has an active role, as a whole, and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Under its charter, the Audit Committee reviews and discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. In addition, the Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting, tax and legal matters as well as liquidity risks and guidelines, policies and procedures for monitoring and mitigating risks. The Audit Committee meets regularly in executive sessions without the Company’s independent registered public accounting firm and without management. In addition, the Audit Committee reviews and discusses with management and the Company’s independent registered public accounting firm any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting. The Audit Committee also meets with our internal controls and Sarbanes-Oxley compliance consultant,, and reviews related party transactions for potential conflicts of interest.

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The Compensation and Nominating Committee manages risks associated with executive compensation and the independence of the Board, and meets regularly in executive sessions without management. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

a. Meetings of the Board of Directors

Board Meetings and Compensation

During the fiscal year ended December 31, 2021, meetings of the Board of Directors were held telephonically, and business of the board was also conducted by written unanimous consent. There were six meetings of the Board during 2021, all of which were held by electronic teleconference. A quorum was present at all Board meetings. Directors are entitled to reimbursement of their expenses associated with attendance at such meeting or otherwise incurred in connection with the discharge of their duties as a Director.

During fiscal 2021, the entire Board of Directors assumed all responsibilities of the Audit, Compensation and Nominating and Governance Committees. In July 2022, the Board of Directors established standing Audit, Compensation and Nominating Committees and adopted charters for each of those Committees. The members of those committees are David Furstenberg, Adam Desmond and Andy Sink, all of whom qualify as “independent” within the meaning of regulations of the NYSE American exchange. Members of the Audit, Compensation or Nominating Committees will receive any additional compensation for their service as a member of that Committee, except for the Committee Chairs who will receive an additional stipend for Audit ($15,000), Compensation ($10,000) and Nominating ($10,000) per year beginning with their effective date of appointment.

Director Compensation Plan

During fiscal 2014, the Board adopted the Director Compensation Plan (the “Plan”), pursuant to which each non-employee Director of the Company, whether or not independent, was entitled to an annual grant of restricted common stock having a market value equal to $30,000 in compensation for services during the year of grant. In January 2020, the Board amended the Plan to provide each non-employee director was entitled to receive annual fees of $30,000 payable in cash quarterly in arrears.

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The following table summarizes director compensation paid for the year ended December 31, 2021:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Clifford Neuman	30,000-		$-	-	-	-	$30,000
Adam Desmond	30,000-		$-	-	-	-	$30,000

Director Independence

Our common stock is listed on the OTCPink inter-dealer quotation systems, which does not have director independence requirements. Nevertheless, for purposes of determining director independence, we have applied the definition set forth in NYSE American regulations.. Messrs. Furstenberg and Desmond would be considered “independent” under the NYSE American rule.

Audit Committee

Messr. Furstenberg, Desmond and Sink serve as the audit committee, who are “independent” within the meaning of the NYSE American, LLC’s listing standards and Item 407(a) of Regulation S-K. Mr. Furstenberg qualifies as an “audit committee financial expert” within the meaning of within the meaning of Item 407(d)(5) of Regulation S-K. For this purpose, an audit committee member is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

The committee is responsible for accounting and internal control matters. The audit committee:

-	reviews with management and the independent auditors policies and procedures with respect to internal controls;

-	reviews significant accounting matters;

-	approves any significant changes in accounting principles of financial reporting practices;

-	reviews independent auditor services; and

-	recommends to the board of directors the independent registered public accounting firm to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet with the independent registered public accounting firm or controller whenever a special situation arises.

15

The Audit Committee of the Board of Directors has adopted a written charter, which has been filed with the Commission.

Compensation Advisory Committee

Messrs. Furstenberg, Desmond and Sink serve as the compensation committee, who are “independent” within the meaning of the NYSE American, LLC’s listing standards and Item 407(a) of Regulation S-K.

The compensation advisory committee did not exist or meet during fiscal 2021. The compensation advisory committee function is to:

-	recommend to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

-	administer our compensation plans for the same executives;

-	determine equity compensation for all employees;

-	review and approve the cash compensation and bonus objectives for the executive officers; and

-	review various matters relating to employee compensation and benefits.

Nomination Process

Messrs. Furstenberg, Desmond and Sink serve as the sole members of the Nominating and Governance Committee, which was established in July 2022.

The board of directors has not adopted a policy with regard to the consideration of any director candidates recommended by security holders, since to date the board has not received from any security holder a director nominee recommendation. The board of directors will consider candidates recommended by security holders in the future. Security holders wishing to recommended a director nominee for consideration should contact Mr. Lance Baller, President, at the Company’s principal executive offices located in Greenwood Village, Colorado and provide to Mr. Baller, in writing, the recommended director nominee’s professional resume covering all activities during the past five years, the information required by Item 401 of Regulation S-K, and a statement of the reasons why the security holder is making the recommendation. Such recommendation must be received by the Company before December 31, 2021.

The board of directors believes that any director nominee must possess significant experience in business and/or financial matters as well as a particular interest in the Company’s activities.

Shareholder Communications

Any shareholder of the Company wishing to communicate to the board of directors may do so by sending written communication to the board of directors to the attention of Mr. Lance Baller, President, at the principal executive offices of the Company. The board of directors will consider any such written communication at its next regularly scheduled meeting.

Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company’s independent, outside disinterested directors.

Code of Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees during the fiscal year ended June 30, 2004. A revised Code of Ethics was adopted in July 2022 and filed with the Commission under a Current Report on Form 8-k dated July 25, 2022.. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Such request should be made in writing and addressed to Investor Relations, Selectis Health, Inc., at the Company’s principal executive offices located in Niwot, Colorado. Further, our Code of Business Conduct and Ethics was filed as an exhibit to our Current Report on Form 8-K dated July 25, 2022 and can be reviewed on the website maintained by the SEC at www.SEC.gov.

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

16

Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company’s independent, outside disinterested directors.

Indemnification and Limitation on Liability of Directors

The Company’s Articles of Incorporation provide that the Company shall indemnify, to the fullest extent permitted by Utah law, any director, officer, employee or agent of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding if certain standards are met. At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of the Company where indemnification will be required or permitted. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

The Company’s Articles of Incorporation limit the liability of its directors to the fullest extent permitted by the Utah Business Corporation Act. Specifically, directors of the Company will not be personally liable for monetary damages for breach of fiduciary duty as directors, except for (i) any breach of the duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law, (iii) dividends or other distributions of corporate assets that are in contravention of certain statutory or contractual restrictions, (iv) violations of certain laws, or (v) any transaction from which the director derives an improper personal benefit. Liability under federal securities law is not limited by the Articles. The officers of the Company will dedicate sufficient time to fulfill their fiduciary obligations to the Company’s affairs. The Company has no retirement, pension or profit sharing plans for its officers and Directors.

Compliance with Section 16(a) of the Exchange Act

Under the securities laws of the United States, the Company’s Directors, its Executive (and certain other) Officers, and any persons holding more than ten percent (10%) of the Company’s common stock are required to report their ownership of the Company’s common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this Report any failure to file by these dates. All of these filing requirements were satisfied by our Officers, Directors, and ten-percent holders except for Mr. Neuman failed to file one (1) report covering one (1) transaction in a timely fashion in a timely fashion. In making these statements, the Company has relied on the written representation of its Directors and Officers or copies of the reports that they have filed with the Commission.

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COMPENSATION AND NOMINATING COMMITTEE INTERLOCKS AND

INSIDER PARTICIPATION

None of our executive officers serve as a member of the Compensation Committee or Nominating Committee.

The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Company’s four (4) most highly compensated executive officers, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company’s last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

Company Stock Incentive Plans

In 2021, the Board of Directors and the Shareholders of the Company adopted the Selectis Health Inc. 2021 Equity Incentive Plan (the “Incentive Plan”). An aggregate of 300,000 shares of the Company’s Common Stock, after giving effect to the Company’s one-for-ten reverse stock split, were reserved for issuance under the Incentive Plan. As of December 31, 2021, no options were outstanding under the Plan and all options to purchase shares of Common Stock have expired. The Plan has terminated in accordance with its terms, and as a result no shares are available for future option grants.

Equity Awards at Year End

Except for the awards and option grants to Mr. Rhine under his former Employment Agreement, there were no other unexercised options, unvested stock awards or equity incentive plan awards for any named executive officer outstanding as of the end of the most recently completed fiscal year.

Stock Based Compensation

On September 6, 2018, a stock-based compensation grant was made to Lance Baller in consideration of his services as CEO for the six months ended June 30, 2018. The grant consisted of 250,000 shares of common stock valued at $0.33 per share, total value $82,500.

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The following table and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer (“CEO”), and the Company’s two (2) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company’s last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards	Options Awards	Non equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Lance Baller,	2021	$125,000							$125,000
President & CEO	2020	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2019	-0-	-0-	$30,000	-0-	-0-	-0-	-0-	$30,000

Randy Barker,	2021	$125,000							$125,000
President & COO

Christine Lucus, CFO	2021		$-0-	$-0-	-0-	-0-	-0-	-0-	$0

There were no unexercised options, stock that has not vested and equity incentive plan awards for any named executive officer outstanding as of the end of the most recently completed fiscal year. Nor were there any Golden Parachute Plans outstanding as of the end of the most recently completed fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS I DIRECTOR NOMINEE OF THE COMPANY.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has selected the firm of Marcum LLP, independent registered public accounting firm, to serve as auditors for the fiscal year ending December 31, 2022. Marcum LLP has not previously been the Company’s accountants. It is not expected that a member of Marcum LLP will be present at the Annual Meeting and that a member of that firm will be available to either make a statement or respond to appropriate questions. Ratification of the selection of our auditors is not required under the laws of the State of Utah, or applicable rules or regulations of the Securities and Exchange Commission but will be considered by the Board of Directors in selecting auditors for future years.

We understand the need for our principal accountants to maintain objectivity and independence in their audit of our financial statements. To minimize relationships that could appear to impair the objectivity of our principal accountants, our audit committee has restricted the non-audit services that our principal accountants may provide to us primarily to tax services and audit related services. The board has adopted policies and procedures for pre-approving work performed by our principal accountants. After careful consideration, the Audit Committee of the Board of Directors has determined that payment of the below audit fees is in conformance with the independent status of the Company’s principal independent accountants. Before engaging the auditors in additional services, the Audit Committee considers how these services will impact the entire engagement and independence factors.

The following is an aggregate of fees billed for each of the last two fiscal years for professional services rendered by Haynie & Company and Malone Bailey LLP, our former principal registered public accountants:

	2021	2020
Audit fees - audit of annual financial statements and review of financial statements included in our quarterly reports, services normally provided by the accountant in connection with statutory and regulatory filings.	$181,000	$120,082

Audit-related fees - related to the performance of audit or review of financial statements not reported under “audit fees” above	-	-

Tax fees - tax compliance, tax advice and tax planning	$12,500	$12,500

All other fees - services provided by our principal accountants other than those identified above	-	-

Total fees paid or accrued to our principal accountants	$193,500	$132,582

Votes Required. Ratification of the selection of Marcum LLP to serve as auditors for the fiscal year ending December 31, 2022 will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented by Internet or by proxy at the Annual Meeting and voting on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR ENDING DECEMBER 31, 2022.

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STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than July 31, 2023, and must conform to applicable Securities and Exchange Commission rules and regulations.

OTHER MATTERS

The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

The Annual Report to Stockholders, covering the Company’s fiscal year ended December 31, 2021, including audited financial statements, is enclosed herewith. The Annual Report to Stockholders does not form any part of the material for solicitation of proxies. The Annual Report is the Company’s Form 10-K.

Where You Can Find Additional Information

We file annual, quarterly and current reports and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-(202) 942-8088. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. Our public filings are also available to the public from commercial document retrieval services.

21

Dear Fellow Selectis Health Stockholders,

You are cordially invited to attend the Annual Meeting of Stockholders of Selectis Health, Inc (the “Company” or “Selectis”), which will be held virtually on December 7, 2022, at 10:00 am, Mountain Time. In light of the continuing public health impact of the ongoing COVID-19 pandemic and to support the health and safety of the Company’s stockholders and attendees, the Annual Meeting will be held in a virtual meeting format via live webcast at www.virtualannualmeeting.com/GBCS2022, where you will be able to listen to the meeting live, submit questions and vote. The meeting password is ___________ and you will need your control number included in your Notice of Internet Availability of Proxy Materials or proxy card. There will be no in-person meeting.

At the Annual Meeting, we will ask you to elect one (1) member (the “Class I Director”) of our Board of Directors to a three-year term. The Class I Director is the only member whose term expires in 2022. We will also ask you to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. We will also discuss any other business matters properly brought before the meeting. The attached proxy statement explains our voting procedures, describes the business we will conduct, and provides information about the Company that you should consider when you vote your shares.

We are using the “Notice and Access” method of providing proxy materials to you via the Internet. We are mailing to you a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy materials and 2021 Annual Report. Notice and Access provides a convenient and environmentally friendly way for you to access Cabot’s proxy materials. The Notice includes instructions on how to access our proxy statement and our 2021 Annual Report and how to vote your shares. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our 2021 Annual Report, if you prefer.

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card, by phone or the Internet.

Thank you for your continued support of Selectis Health, Inc.

Sincerely,

LANCE BALLER

Chief Executive Officer

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Notice of Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders of Selectis Health, Inc. (the “Company” or “Selectis”) will be held virtually on the internet due to precautions necessitated by the COVID-19 pandemic. You will not be permitted to attend the meeting in person. The following information is being provided as a summary, and is qualified in its entirety by the information contained in the Company’s Proxy Statement accompanying this Notice:

Date:	December 7, 2022

Time:	10:00 a.m., Mountain Time

Webcast:	www.virtualshareholdermeeting.com/GBCS2022.

Record Date:	You may vote if you were a stockholder of record at the close of business on October 11, 2022.

Voting by Proxy:

To ensure that your vote is properly recorded, please vote as soon as possible, even if you plan to attend the annual meeting. Stockholders who own shares in their own name (a record owner) have three options for submitting their vote by proxy: (1) by Internet, (2) by phone or (3) by mail. You may also vote online during the annual meeting by clicking on the Cast Your Vote link at www.proxyvote.com.

The meeting password is _________. When you access the virtual meeting webpage, have available your control number, which is included on your Notice of Internet Availability of Proxy Materials or proxy card. For further details about voting, please refer to the section entitled “About the Annual Meeting” beginning on page 1 of the attached Proxy Statement.

Business

If you hold your shares in “street name,” you must follow the instructions of your bank, broker or other nominee in order to direct them how to vote the shares held in your account, or obtain a legal proxy to vote online at the meeting. You must provide your broker, bank or other nominee with instructions on how to vote your shares in order for your shares to be voted on certain non-routine matters presented at the annual meeting. If you do not instruct your broker, bank or other nominee on how to vote in the election of directors, , your shares will not be voted on these matters. For an explanation of how you can vote your “street name” shares at the meeting, see “How do I vote?” on page 4.

At the Annual Meeting, stockholders will be asked to vote upon the following proposals:

●	To elect one (1) director as follows: Class I Director: term expires in three years; nominee Andy Sink

●	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

●	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

This notice and proxy statement are first being made available to stockholders on or about October 21, 2022. Our 2022 Proxy Statement and 2021 Annual Report are available at http://www.selectis.com.

By order of the Board of Directors,

Clifford Neuman

Secretary

Denver, Colorado

___________, 2022

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Your **Vote** Counts!

SELECTIS HEALTH, INC.

2022 Annual Meeting
Vote by December 6, 2022
11:59 PM ET

D92152-Z83697

You invested in SELECTIS HEALTH, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 7, 2022.**

Get informed before you vote

View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 23, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 7, 2022
10:00 A.M., Mountain Standard Time

Virtually at:
www.virtualshareholdermeeting.com/GBCS2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect the nominee listed below: Class I Director **Nominee:** 01) Andy Sink	For
2. To ratify the selection of our independent registered public accountants.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.	

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D92153-Z83697

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GBCS2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D92149-Z83697

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

SELECTIS HEALTH, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the nominee listed below:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Class I Director

Nominee:

01) Andy Sink

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the selection of our independent registered public accountants.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

D92150-Z83697

ANNUAL MEETING PROXY CARD
SELECTIS HEALTH, INC.

PROXY SOLICITED ON BEHALF OF THE COMPANY

The undersigned hereby constitutes and appoints Lance Baller or C. Randy Barker with full power of substitution, the true and lawful attorney and proxy of the undersigned to attend the Annual Meeting of the Shareholders of Selectis Health, Inc. (the "Company") to be held virtually at www.virtualshareholdermeeting.com/GBCS2022 on December 7, 2022 at 10:00 A.M., Mountain Standard Time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Continued and to be signed on reverse side